EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of American Racing Capital, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:    January 24, 2006                 By:      /s/ Davy Jones
                                                   -----------------------------
                                          Name:    Davy Jones
                                          Title:   Chief Executive Officer

Date:    January 24, 2006                 By:      /s/ Robert Koveleski
                                                   -----------------------------
                                          Name:    Robert Koveleski
                                          Title:   Principal Financial Officer

      A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to American Racing Capital, Inc. and will be retained by American Racing Capital, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.